PENN SERIES FUNDS, INC.

Supplement dated October 22, 2025

to the Prospectus dated May 1, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Large Core Value Fund

Effective October 16, 2025, Jason Kritzer replaced Aaron S. Dunn as a portfolio manager of the Large Core Value Fund (the “Fund”).

As a result of the foregoing, effective immediately, all references in the Prospectus to Aaron S. Dunn are hereby deleted. In addition, the information in the Prospectus under the heading entitled “Portfolio Managers” in the Fund’s “Fund Summary” section is replaced in its entirety by the following:

Portfolio Managers

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Bradley Galko, CFA, Vice President of Eaton Vance Management, has served as a portfolio manager of the Fund since February 2020.

Jason Kritzer, CFA, Vice President of Eaton Vance Management, has served as portfolio manager of the Fund since October 2025.

In addition, effective immediately, the second paragraph under the heading “Management – Sub-Advisers – Eaton Vance Management” in the Fund’s Prospectus is hereby replaced in its entirety by the following:

The Fund is managed by Bradley Galko, CFA and Jason Kritzer, CFA. Mr. Galko has served as a portfolio manager of the Fund since February 2020 and manages other Eaton Vance portfolios. He is a Vice President of Eaton Vance Management and has been employed by Eaton Vance Management for more than five years. Mr. Kritzer has served as a portfolio manager of the Fund since October 2025 and manages other Eaton Vance portfolios. He is a Vice President of Eaton Vance Management and has been employed by Eaton Vance Management for more than five years.

The changes described above will not result in any change to the investment process for the Fund or to other disclosures concerning the Fund, including fees, expenses, investment objectives, strategies and risks.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM9203 10/25

PENN SERIES FUNDS, INC.

Supplement dated October 22, 2025

to the Statement of Additional Information (“SAI”)

dated May 1, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Large Core Value Fund

Effective October 16, 2025, Jason Kritzer replaced Aaron S. Dunn as a portfolio manager of the Large Core Value Fund (the “Fund”).

As a result of the foregoing, effective immediately, all references in the SAI to Aaron S. Dunn are hereby deleted. In addition, the sentence in the paragraph entitled “Fund Shares Owned by Portfolio Managers” under the section “General Information – Portfolio Managers – Eaton Vance Management,” is hereby deleted and replaced with the following:

Mr. Galko did not beneficially own any shares of the Fund as of December 31, 2024. Mr. Kritzer did not beneficially own any shares of the Fund as of October 22, 2025.

Additionally, in the same section of the SAI, the “Other Accounts” chart is hereby replaced in its entirely with the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Bradley Galko[1]	7	$6,437.6	1	$254.8	34	$7851.4
Jason Kritzer[2]	1	$835.8	0	$0	0	$0

[1]	The information for Mr. Galko is provided as of December 31, 2024.
[2]	The information for Mr. Kritzer is provided as of August 31, 2025.

The changes described above will not result in any changes to the investment process for the Fund or to other disclosures concerning the Fund, including fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM9204 10/25